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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: July 7, 2004

                        (Date of earliest event reported)


                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact name of registrant as specified in the charter)



OHIO                                      1-10147                 31-0421120
(State or other jurisdiction       (Commission File No.)        (IRS Employer
of incorporation)                                            Identification No.)

                        THE REYNOLDS AND REYNOLDS COMPANY

                                ONE REYNOLDS WAY
                               DAYTON, OHIO 45402

                    (Address of Principal Executive Offices)


                                 (937) 485-2000

               (Registrant's telephone number including area code)


                             115 SOUTH LUDLOW STREET
                               DAYTON, OHIO 45402

          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On July 7, 2004, The Reynolds and Reynolds Company issued a press release announcing changes to its executive management. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE REYNOLDS AND REYNOLDS COMPANY

                                         By: /s/ Douglas M. Ventura
                                             -------------------------------
                                             Douglas M. Ventura, General
                                             Counsel and Secretary

Dated: July 7, 2004




     EXHIBIT INDEX
     --------------
          99.1 Press Release of The Reynolds and Reynolds Company dated July 7, 2004.